UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23742

CONNORS FUNDS

(Exact name of registrant as specified in charter)

1210 Broadcasting Road, Suite 200

Wyomissing, Pennsylvania 19610

(Address of principal executive offices) (Zip code)

Peter Connors, President

c/o Connors Investor Services, Inc.

1210 Broadcasting Road, Suite 200

Wyomissing, Pennsylvania 19610

(Name and address of agent for service)

With copy to: Jeffrey T. Skinner, Esq.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC 27101

Registrant’s telephone number, including area code:	(610) 376-7418

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Connors Hedged Equity Fund

Annual Report

November 30, 2022

Fund Adviser:
Connors Investor Services, Inc.
1210 Broadcasting Road, Suite 200
Wyomissing, PA 19610

Connors Hedged Equity Fund
Management’s discussion of Fund performance (Unaudited)
November 30, 2022

2022 has been a challenging year for investors.

The benign investing environment of recent years characterized by exceptional liquidity and governmental stimulus has shifted to one holding concerns over high inflation, labor shortages and their impacts on valuations and corporate earnings.

Entering 2022, the S&P 500® traded at 21.5x forward 12-month earnings, while the 10-year US Treasury Note yield was 1.5%. In addition, the Federal Reserve (the “Fed”) was still buying a combination of roughly $60 billion of Treasury and agency mortgage-backed securities while the Fed Funds rate target range was at 0.00%-0.25%. The Fed’s personal consumption expenditures inflation projection was a meager 2.6% for 2022. The year ended 2022 with the S&P 500® at a multiple of 16.8x

What changed? Coming out of the March 2020 lows, investors had large unrealized embedded gains and a desire to cash them in. As the New Year kicked off, immediate selling began as investors foresaw the coming realities that would challenge equity markets. The Fed was about to announce an end to quantitative easing with a new Principles for Reducing the Size of the Federal Reserve’s Balance Sheet report. Investors were further faced with Russia’s impending invasion of Ukraine and the implications it would have to the myriad of commodities produced in that region. Ukraine accounts for 10% of the world wheat market, 15% of the corn market, and 13% of the barley market. In addition, fertilizers and oil seeds are significant exports as well. As the Russian troop presence on the border increased, so did the prices of these commodities. Oil markets responded in kind as US and EU sanctions got going and the realities of accelerating food and energy inflation began to come into view. The yield curve began to flatten and eventually invert and steepen further into the year. A hard rotation out of growth/tech and into value/cyclical equities commenced and accelerated for most of the year, with brief respites in March and July. Investors’ focus shifted to quality equities, or those that produced cash flow and maintained pricing power with strong balance sheets to support their businesses and also boost stock buybacks. The writing was on the wall for speculative, easy liquidity-driven long duration assets that would struggle in a rising rate environment with little hope for near-term profitability.

As the year progressed, a struggle ensued between the Fed and investors, who questioned the central bank’s resolve and commitment to hiking interest rates in an attempt to quell inflation. In March, investors convinced themselves of the benign side of the argument that inflation would peak shortly. Therefore, the Fed would slow rate hikes and eventually ease by year-end or shortly thereafter. What they were met with was Jerome Powell’s post-FOMC meeting press conference, where he went on to say, “We need to see inflation

Connors Hedged Equity Fund
Management’s discussion of Fund performance (Unaudited) (continued)
November 30, 2022

coming down in a clear and convincing way.” He added, “We’re going to keep pushing until we see that. If that involves moving past broadly understood levels of ‘neutral,’ we won’t hesitate at all to do that.” This movie played again in the summer months after the markets rallied 17% from June lows into August until Powell spoke at the Jackson Hole conference, where he was particularly hawkish with his comment that Fed policies would inflict “some pain to households and businesses” which clearly spooked investors. With that said, investors were correct in their thinking that inflation would peak and retrace as Consumer Price Index (the “CPI”) numbers have receded from 9.1% in June to 7.1% in November and continue to trend downward. Energy and food costs have moderated and receded on recession fears, China lockdowns, and supply chain improvements. With Fed Funds futures estimating a terminal rate of 5.0%, it would suggest that rate increases should end shortly with current target rates at 4.25%-4.50%.

Positioning and Returns

The Connors Hedged Equity Fund (the “Fund”) returned (1.40)% for the fiscal period ended November 30, 2022, compared to (8.68)% for the S&P 500® Index and (8.37)% for the CBOE S&P 500 BuyWrite Index (BXMSM). Given the concerns noted previously, the Fund was initiated with a defensive posture upon inception on January 19, 2022 and continued to hold this exposure throughout the fiscal period. The Healthcare and Consumer Staples sectors were the top defensively overweighted sectors with Technology, Communication Services and Consumer Discretionary sectors significantly underweighted relative to the S&P 500® Index benchmark. Significant emphasis with fund holdings is placed on reasonable valuations, consistent and growing profitability, and increasing cash flow generation. Many stocks with these criteria can be found in the healthcare sector. Eli Lilly is one of the Fund’s top performing holdings with an impressively diversified lineup of successful drugs and a solid pipeline. With well-positioned products like Mounjaro for diabetes with a rapidly broadening application (weight loss), the company can continue to drive double- digit top and bottom-line returns well into 2023 and beyond. Other top performers in various sectors included Chevron and Schlumberger (significant return of capital), John Deere (growing preference for precision farming), Raytheon (rejuvenation of aeronautics and defense spending overseas), Costco (consistent and growing earnings with inelastic demand), Chubb (consistent earnings with yield curve tailwind) and TJX Companies (taking advantage of prime retailers’ inventory issues). Underperforming holdings include Qualcomm, suffering from a difficult handset environment but well on its way to diversifying its product offerings with growth in internet of things and automotive. The company currently trades at a discount with a 2.8% yield that grew by 8.9% this year. Others include Disney (difficulty with streaming profitability), Amazon (suffering from

Connors Hedged Equity Fund
Management’s discussion of Fund performance (Unaudited) (continued)
November 30, 2022

slowing cloud growth but has many cost-saving levers to pull), and Google (slowing ad revenues).

Call Premium Generation

Market volatility, as measured by the Volatility Index, held significantly above 20 for just about the entire year, even moving above 30 at seven different points of market disruptions throughout the year. Fed tightening policy around inflation concerns was the main driver with intermittent jolts from geopolitical events, hurricanes, and energy policy concerns. Call premium proved to be exceptionally good in this environment as many simple returns exceeded 2% on 30-delta calls as close as 60 days to maturity. Premium capture levels varied across sectors but were most rewarding on technology holdings that experienced significant levels of volatility throughout the year. Solid simple returns of 1.5% were even had for holdings that generally trade at lower volatility levels. For every position, the decision is made to maximize return by grabbing income through option writes or allowing for more upside participation with less option premium. For the greater part of the year, given the market volatility, we chose to write shorter term at 60 days where possible at the 30-delta level during market spikes and drop to 20-delta (higher relative strike prices vs. 30-delta calls but with lower premium return) during and after market pullbacks. Total premium generated with call option sales was 4.3% through fiscal period ended on November 30, 2022. This equates to 4.8% on a full-year annualized basis.

Downside Put Protection

Throughout the year, put spreads were implemented to varying degrees ranging from 20% to 50% of portfolio notional value. The tactical application of spreads is based on market technical readings and general trading ranges moving to support and resistance levels. The total additive return from this application was 1.4% through the fiscal period ended on November 30, 2022.

Outlook

“Déjà vu all over again”. The renowned quote from Yogi Berra perhaps best sums up our view on the upcoming year. We expect current volatility will persist in 2023 as the Fed continues to focus on fighting inflation to get it back to its long-term target rate of 2%. Our expectation is that they will continue to raise rates at the next several Fed meetings, albeit by smaller increments (i.e., 25 bps) followed by a pause in rate hikes. While inflation, as measured by the CPI, has declined from its June peak of 9.1% to 7.1%, we are likely to see inflation further subside as the cumulative impact of rate hikes and quantitative tightening take hold but this will also lead to declining US GDP growth (0.3% est. for

Connors Hedged Equity Fund
Management’s discussion of Fund performance (Unaudited) (continued)
November 30, 2022

2023) and higher unemployment in the new year. There is also some debate as to how long inflation will remain elevated. The proverbial billion-dollar question is whether the economy slips into a recession and, if so, will the Fed reverse and possibly cut rates later in the year? Whether or not we experience a technical recession, we expect volatility to remain elevated and have positioned the portfolio accordingly. Consensus S&P earnings estimates for 2023 are likely to come down, and we expect guidance to be conservative in the upcoming Q4 earnings calls. We anticipate remaining overweight defensive sectors such as Consumer Staples and Healthcare and will look for opportunities to add additional yield to the portfolio. We believe companies with reasonable valuations, strong cash flow, and growing dividends will outperform. Greater volatility should enable us to collect attractive option premiums. We look for opportunities to enhance our portfolio and could potentially become less defensive if/when we foresee improving market conditions.

Investment Results (Unaudited)

Average Annual Total Returns* as of November 30, 2022

Since
Inception
(January 19,
2022)
Connors Hedged Equity Fund - Institutional Class	(1.40)%
S&P 500® Index(a)	(8.68)%

Total annual operating expenses, based on estimated amounts for the current fiscal period, as disclosed in the Connors Hedged Equity Fund (the “Fund”) prospectus dated January 18, 2022, were 4.27% of average daily net assets (1.15% after fee waivers/expense reimbursements by Connors Investor Services, Inc. (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until March 31, 2024, so that total annual fund operating expenses (excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.15% of the Fund’s average daily net assets. This contractual arrangement may only be terminated by the Board of Trustees of the Trust, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. Additional information pertaining to the Fund’s expense ratios as of November 30, 2022 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (833) 601-2676.

*	Total return reflects any change in price per share and assume the reinvestment of all distributions. The Fund’s return reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for less than one year are not annualized.

(a)	The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (833) 601-2676 or on the Fund’s website www.connorsinvestor.com/mutual-funds. Please read it carefully before investing.

Investment Results (Unaudited) (continued)

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $25,000 Investment in the Connors Hedged Equity Fund and the S&P 500® Index.

The chart above assumes an initial investment of $25,000 made on January 19, 2022 (commencement of operations) and held through November 30, 2022. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (833) 601-2676. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)

Connors Hedged Equity Fund Holdings as of November 30, 2022*

*	As a percentage of net assets.

The investment objective of the Fund is to seek to achieve capital appreciation and secondarily income generation, with lower volatility than U.S. equity markets.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and on the funds website at www.connorsinvestor.com/mutual-funds.

Connors Hedged Equity Fund
Schedule of Investments
November 30, 2022

COMMON STOCKS — 98.19%	Shares	Fair Value

Communications — 3.94%
Alphabet, Inc., Class A(a)(b)	3,660	$369,623
Walt Disney Co. (The)(a)(b)	2,250	220,208
		589,831
Consumer Discretionary — 8.76%
Amazon.com, Inc.(a)(b)	2,200	212,388
McDonald’s Corp.(b)	1,575	429,644
NIKE, Inc., Class B(b)	2,700	296,163
TJX Companies, Inc. (The)(b)	4,675	374,234
		1,312,429
Consumer Staples — 11.39%
Coca-Cola Co. (The)(b)	4,700	298,967
Costco Wholesale Corp.(b)	585	315,461
PepsiCo, Inc.(b)	1,930	358,034
Procter & Gamble Co. (The)(b)	2,180	325,169
Target Corp.(b)	2,455	410,157
		1,707,788
Energy — 5.17%
Chevron Corp.(b)	2,365	433,528
Schlumberger Ltd.(b)	6,625	341,519
		775,047
Financials — 10.89%
American Express Co.(b)	1,795	282,874
Chubb Ltd.(b)	1,795	394,164
Goldman Sachs Group, Inc. (The)(b)	855	330,158
PNC Financial Services Group, Inc. (The)(b)	1,505	253,231
Wells Fargo & Co.(b)	7,750	371,613
		1,632,040
Health Care — 17.90%
Abbott Laboratories(b)	3,820	410,956
AbbVie, Inc.(b)	2,425	390,862
Eli Lilly & Co.(b)	1,080	400,766
Johnson & Johnson(b)	2,070	368,460
Merck & Co., Inc.(b)	3,145	346,327
Stryker Corp.(b)	1,510	353,174
UnitedHealth Group, Inc.(b)	755	413,559
		2,684,104
Industrials — 13.01%
Deere & Co.(b)	865	381,465
Eaton Corp. PLC(b)	2,300	375,935
Emerson Electric Co.(b)	1,600	153,232
Honeywell International, Inc.(b)	1,575	345,791
Lockheed Martin Corp.(b)	500	242,595
Raytheon Technologies Corp.(b)	4,560	450,163
		1,949,181
Materials — 2.40%
Linde PLC(b)	1,070	360,034

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund
Schedule of Investments (continued)
November 30, 2022

COMMON STOCKS — 98.19% - continued	Shares	Fair Value

Real Estate — 2.08%
Realty Income Corp.	4,945	$311,881

Technology — 20.67%
Analog Devices, Inc.(b)	1,760	302,562
Apple, Inc.(b)	5,705	844,511
Cisco Systems, Inc.(b)	6,650	330,638
Microsoft Corp.(b)	2,200	561,308
Oracle Corp.(b)	3,460	287,284
Palo Alto Networks, Inc.(a)(b)	1,620	275,238
Qualcomm, Inc.(b)	1,500	189,735
Visa, Inc., Class A(b)	1,415	307,055
		3,098,331
Utilities — 1.98%
NextEra Energy, Inc.(b)	3,505	296,873

Total Common Stocks (Cost $14,100,998)		14,717,539

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
PUT OPTIONS PURCHASED — 0.04%
S&P 500 Index	7	$2,856,077	$3,800.00	December 2022	$5,320

Total Options Purchased (Cost $37,751)					5,320

MONEY MARKET FUNDS - 3.08%	Shares	Fair Value
First American Government Obligations Fund - Class X, 3.67% (c)	460,963	460,963

Total Money Market Funds (Cost $460,963)		460,963
Total Investments — 101.31% (Cost $14,599,712)		15,183,822
Liabilities in Excess of Other Assets — (1.31)%		(196,896)
NET ASSETS — 100.00%		$14,986,926

(a)	Non-income producing security.

(b)	All or a portion of the security is held as collateral for written options.

(c)	Rate disclosed is the seven day effective yield as of November 30, 2022.

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund
Schedule of Open Written Option Contracts
November 30, 2022

	Number
	of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
WRITTEN OPTIONS (2.12)%
WRITTEN CALL OPTIONS (2.11)%
Abbott Laboratories	(4)	$(43,032)	$110.00	December 2022	$(372)
Abbott Laboratories	(1)	(10,758)	110.00	January 2023	(241)
AbbVie, Inc.	(2)	(32,236)	155.00	January 2023	(1,835)
AbbVie, Inc.	(1)	(16,118)	165.00	January 2023	(343)
AbbVie, Inc.	(11)	(177,298)	165.00	February 2023	(5,913)
Alphabet, Inc.	(2)	(20,198)	117.50	January 2023	(94)
Amazon.com, Inc.	(8)	(77,232)	135.00	January 2023	(124)
Amazon.com, Inc.	(3)	(28,962)	145.00	January 2023	(33)
Amazon.com, Inc.	(2)	(19,308)	150.00	January 2023	(18)
American Express Co.	(9)	(141,831)	165.00	January 2023	(3,308)
American Express Co.	(2)	(31,518)	170.00	January 2023	(442)
Analog Devices, Inc.	(2)	(34,382)	170.00	January 2023	(1,780)
Analog Devices, Inc.	(8)	(137,528)	175.00	January 2023	(5,039)
Apple, Inc.	(9)	(133,227)	185.00	December 2022	(14)
Apple, Inc.	(1)	(14,803)	175.00	January 2023	(32)
Apple, Inc.	(7)	(103,621)	165.00	January 2023	(826)
Apple, Inc.	(2)	(29,606)	170.00	January 2023	(122)
Apple, Inc.	(15)	(222,045)	175.00	February 2023	(1,838)
Chevron Corp.	(8)	(146,648)	180.00	January 2023	(8,119)
Chevron Corp.	(4)	(73,324)	200.00	March 2023	(2,200)
Chevron Corp.	(3)	(54,993)	210.00	March 2023	(938)
Chubb Ltd.	(8)	(175,672)	220.00	January 2023	(5,280)
Chubb Ltd.	(3)	(65,877)	220.00	February 2023	(2,820)

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund
Schedule of Open Written Option Contracts (continued)
November 30, 2022

	Number
	of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
WRITTEN OPTIONS (2.12)% (continued)
WRITTEN CALL OPTIONS (2.11)% (continued)
Cisco Systems, Inc.	(6)	$(29,832)	$45.00	December 2022	$(2,880)
Cisco Systems, Inc.	(5)	(24,860)	47.50	December 2022	(1,265)
Cisco Systems, Inc.	(29)	(144,188)	50.00	January 2023	(4,190)
Coca-Cola Co.	(7)	(44,527)	60.00	January 2023	(3,063)
Coca-Cola Co.	(1)	(6,361)	62.50	January 2023	(245)
Coca-Cola Co.	(3)	(19,083)	65.00	January 2023	(290)
Coca-Cola Co.	(17)	(108,137)	65.00	February 2023	(2,856)
Costco Wholesale Corp.	(1)	(53,925)	520.00	January 2023	(3,454)
Costco Wholesale Corp.	(2)	(107,850)	550.00	January 2023	(3,450)
Costco Wholesale Corp.	(1)	(53,925)	560.00	January 2023	(1,288)
Deere & Co.	(3)	(132,300)	400.00	December 2022	(12,832)
Deere & Co.	(1)	(44,100)	420.00	January 2023	(3,205)
Deere & Co.	(1)	(44,100)	430.00	January 2023	(2,500)
Eaton Corp. PLC	(5)	(81,725)	155.00	January 2023	(6,024)
Eaton Corp. PLC	(1)	(16,345)	160.00	January 2023	(845)
Eaton Corp. PLC	(8)	(130,760)	165.00	January 2023	(4,400)
Eli Lilly & Co.	(5)	(185,540)	360.00	January 2023	(11,674)
Eli Lilly & Co.	(1)	(37,108)	370.00	January 2023	(1,718)
Eli Lilly & Co.	(1)	(37,108)	400.00	January 2023	(540)
Emerson Electric Co.	(10)	(95,770)	95.00	January 2023	(4,050)
Goldman Sachs Group Inc. (The)	(1)	(38,615)	370.00	December 2022	(1,948)
Goldman Sachs Group Inc. (The)	(4)	(154,460)	350.00	January 2023	(16,839)

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund
Schedule of Open Written Option Contracts (continued)
November 30, 2022

	Number
	of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
WRITTEN OPTIONS (2.12)% (continued)
WRITTEN CALL OPTIONS (2.11)% (continued)
Honeywell International, Inc.	(2)	$(43,910)	$190.00	December 2022	$(5,970)
Honeywell International, Inc.	(2)	(43,910)	195.00	December 2022	(4,980)
Honeywell International, Inc.	(5)	(109,775)	210.00	December 2022	(5,600)
Johnson & Johnson	(2)	(35,600)	175.00	January 2023	(1,295)
Johnson & Johnson	(10)	(178,000)	180.00	January 2023	(3,400)
Linde PLC	(6)	(201,888)	315.00	January 2023	(16,290)
Lockheed Martin Corp.	(1)	(48,519)	500.00	January 2023	(1,025)
Lockheed Martin Corp.	(1)	(48,519)	485.00	March 2023	(2,760)
McDonald’s Corp.	(5)	(136,395)	270.00	January 2023	(4,775)
McDonald’s Corp.	(4)	(109,116)	290.00	March 2023	(2,030)
Merck & Co, Inc.	(12)	(132,144)	95.00	January 2023	(18,569)
Merck & Co, Inc.	(2)	(22,024)	105.00	January 2023	(1,320)
Merck & Co, Inc.	(3)	(33,036)	110.00	February 2023	(1,425)
Merck & Co, Inc.	(2)	(22,024)	110.00	March 2023	(1,130)
Microsoft Corp.	(12)	(306,168)	290.00	February 2023	(3,588)
NextEra Energy, Inc.	(6)	(50,820)	82.50	January 2023	(2,909)
NextEra Energy, Inc.	(4)	(33,880)	85.00	January 2023	(1,340)
NextEra Energy, Inc.	(9)	(76,230)	87.50	January 2023	(1,913)
NextEra Energy, Inc.	(1)	(8,470)	95.00	January 2023	(38)
NextEra Energy, Inc.	(1)	(8,470)	97.50	January 2023	(23)
NIKE, Inc.	(16)	(175,504)	120.00	February 2023	(6,120)
Oracle Corp.	(22)	(182,666)	87.50	January 2023	(4,564)
Palo Alto Networks, Inc.	(1)	(16,990)	200.00	December 2022	(13)

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund
Schedule of Open Written Option Contracts (continued)
November 30, 2022

	Number
	of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
WRITTEN OPTIONS (2.12)% (continued)
WRITTEN CALL OPTIONS (2.11)% (continued)
Palo Alto Networks, Inc.	(3)	$(50,970)	$190.00	January 2023	$(720)
Palo Alto Networks, Inc.	(6)	(101,940)	200.00	March 2023	(2,850)
PepsiCo, Inc.	(2)	(37,102)	180.00	December 2022	(1,150)
PepsiCo, Inc.	(8)	(148,408)	175.00	January 2023	(9,639)
PepsiCo, Inc.	(1)	(18,551)	180.00	January 2023	(823)
PepsiCo, Inc.	(1)	(18,551)	190.00	January 2023	(252)
PNC Financial Services Group Inc. (The)	(1)	(16,826)	170.00	January 2023	(595)
PNC Financial Services Group Inc. (The)	(2)	(33,652)	180.00	January 2023	(425)
PNC Financial Services Group Inc. (The)	(6)	(100,956)	185.00	February 2023	(1,425)
Procter & Gamble Co. (The)	(2)	(29,832)	140.00	January 2023	(2,180)
Procter & Gamble Co. (The)	(1)	(14,916)	150.00	February 2023	(500)
Procter & Gamble Co. (The)	(10)	(149,160)	155.00	February 2023	(2,750)
QUALCOMM, Inc.	(2)	(25,298)	145.00	January 2023	(248)
Raytheon Technologies Corp.	(6)	(59,232)	95.00	January 2023	(3,615)
Raytheon Technologies Corp.	(5)	(49,360)	100.00	January 2023	(1,448)
Raytheon Technologies Corp.	(16)	(157,952)	105.00	February 2023	(3,144)
Schlumberger Ltd.	(25)	(128,875)	45.00	December 2022	(16,687)
Schlumberger Ltd.	(5)	(25,775)	50.00	December 2022	(1,298)
Schlumberger Ltd.	(1)	(5,155)	60.00	January 2023	(71)
Schlumberger Ltd.	(7)	(36,085)	57.50	February 2023	(1,376)
Stryker Corp.	(1)	(23,389)	230.00	December 2022	(715)
Stryker Corp.	(3)	(70,167)	240.00	December 2022	(690)

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund
Schedule of Open Written Option Contracts (continued)
November 30, 2022

	Number
	of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
WRITTEN OPTIONS (2.12)% (continued)
WRITTEN CALL OPTIONS (2.11)% (continued)
Stryker Corp.	(5)	$(116,945)	$250.00	December 2022	$(175)
Target Corp	(4)	(66,828)	185.00	December 2022	(148)
Target Corp	(9)	(150,363)	190.00	January 2023	(1,242)
Target Corp	(1)	(16,707)	195.00	January 2023	(89)
TJX Cos., Inc. (The)	(1)	(8,005)	80.00	January 2023	(338)
TJX Cos., Inc. (The)	(23)	(184,115)	70.00	January 2023	(25,127)
TJX Cos., Inc. (The)	(2)	(16,010)	75.00	January 2023	(1,355)
UnitedHealth Group, Inc.	(1)	(54,776)	570.00	December 2022	(130)
UnitedHealth Group, Inc.	(1)	(54,776)	580.00	December 2022	(68)
UnitedHealth Group, Inc.	(3)	(164,328)	590.00	March 2023	(3,548)
Visa, Inc.	(3)	(65,100)	210.00	December 2022	(2,610)
Visa, Inc.	(1)	(21,700)	220.00	January 2023	(658)
Visa, Inc.	(5)	(108,500)	235.00	March 2023	(2,888)
Walt Disney Co. (The)	(13)	(127,231)	130.00	February 2023	(468)
Wells Fargo & Co.	(31)	(148,645)	50.00	December 2022	(976)
Wells Fargo & Co.	(12)	(57,540)	50.00	January 2023	(1,512)
Wells Fargo & Co.	(4)	(19,180)	52.50	January 2023	(218)
Total Written Call Options (Premiums Received $165,762)					(316,515)
WRITTEN PUT OPTIONS (0.01)%
S&P 500 Index	(7)	(2,856,077)	3,550.00	December 2022	(1,243)
Total Written Put Options (Premiums Received $9,709)					(1,243)
Total Written Options (Premiums Received $175,471)					$(317,758)

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund
Statement of Assets and Liabilities
November 30, 2022

Assets
Investments in securities at fair value (cost $14,599,712)	$15,183,822
Receivable for investments sold	89,994
Dividends and interest receivable	35,145
Receivable from Adviser	18,509
Deferred offering cost	15,887
Prepaid expenses	12,008
Total Assets	15,355,365
Liabilities
Options written, at fair value (premium received $175,471)	317,758
Payable to Administrator	12,849
Payable to trustees	10,500
Other accrued expenses	27,332
Total Liabilities	368,439
Net Assets	$14,986,926
Net Assets consist of:
Paid-in capital	$14,632,023
Accumulated earnings	354,903
Net Assets	$14,986,926
Institutional Class
Shares outstanding (unlimited number of shares authorized, no par value)	1,519,496
Net asset value, offering and redemption price per share	$9.86

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund
Statement of Operations
For the period ended November 30, 2022(a)

Investment Income
Dividend income	$170,005
Total investment income	170,005
Expenses
Investment Adviser fees	68,449
Offering cost	68,108
Administration fees	55,816
Legal fees	46,644
Compliance fees	22,000
Audit and tax preparation fees	15,910
Transfer agent fees	13,121
Trustee fees	10,500
Printing and postage expenses	8,640
Custodian fees	7,723
Registration expenses	2,562
Miscellaneous expense	27,325
Total expenses	346,798
Fees contractually waived and expenses reimbursed by Adviser	(248,401)
Net operating expenses	98,397
Net investment income	71,608
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(588,710)
Written options	291,183
Purchased options	138,999
Net change in unrealized appreciation (depreciation) on:
Investment securities	616,541
Written options	(32,431)
Purchased options	(142,287)
Net realized and change in unrealized gain on investments	283,295
Net increase in net assets resulting from operations	$354,903

(a)	For the period January 19, 2022 (commencement of operations) to November 30, 2022

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund
Statement of Changes in Net Assets

For the
Period Ended
November 30,
2022(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$71,608
Net realized loss on investment securities and options	(158,528)
Net change in unrealized appreciation of investment securities and options	441,823
Net increase in net assets resulting from operations	354,903

Capital Transactions - Institutional Class:
Proceeds from shares sold	14,622,107
Amount paid for shares redeemed	(90,084)
Net increase in net assets resulting from capital transactions	14,532,023
Total Increase in Net Assets	14,886,926

Net Assets
Beginning of year	100,000
End of year	$14,986,926

Share Transactions - Institutional Class:
Shares sold	1,529,011
Shares redeemed	(9,515)
Net increase in shares	1,519,496

(a)	For the period January 19, 2022 (commencement of operations) to November 30, 2022.

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund - Institutional Class
Financial Highlights

(For a share outstanding during the period)

	For the
	Period
	Ended
	November
	30, 2022(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income	0.05
Net realized and unrealized loss	(0.19)
Total from investment operations	(0.14)

Net asset value, end of period	$9.86

Total Return(b)	(1.40	)% (c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$14,987
Ratio of net expenses to average net assets	1.15	% (d)
Ratio of expenses to average net assets before waiver and reimbursement	4.05	% (d)
Ratio of net investment income to average net assets	0.84	% (d)
Portfolio turnover rate	30	% (c)

(a)	For the period January 19, 2022 (commencement of operations) to November 30, 2022.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund
Notes to the Financial Statements
November 30, 2022

NOTE 1. ORGANIZATION

The Connors Hedged Equity Fund (the “Fund”) is a diversified series of Connors Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on September 15, 2021. The Fund currently offers one class of shares: Institutional Shares. The Fund commenced investment operations on January 19, 2022. The Fund’s investment adviser is Connors Investor Services, Inc. (the “Adviser”). The investment objective of the Fund is to seek to achieve capital appreciation and secondarily income generation, with lower volatility than U.S. equity markets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal period ended November 30, 2022, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal period ended November 30, 2022, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as

Connors Hedged Equity Fund
Notes to the Financial Statements (continued)
November 30, 2022

applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Derivative Transactions – The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of November 30, 2022 and the effect of derivative instruments on the Statement of Operations for the fiscal period ended November 30, 2022.

As of November 30, 2022:

Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Options Purchased	Investments, at fair value		$5,320
Options Written		Options written, at fair value	(317,758)

Connors Hedged Equity Fund
Notes to the Financial Statements (continued)
November 30, 2022

For the fiscal period ended November 30, 2022:

			Change in Unrealized
	Location of Gain (Loss) on	Realized Gain	Appreciation
	Derivatives on Statement of	(Loss) on	(Depreciation) on
Derivatives	Operations	Derivatives	Derivatives
Equity Price Risk:
Options purchased	Net realized gain and change in unrealized appreciation (depreciation) on purchased options	$138,999	$(142,287)
Options written	Net realized gain and change in unrealized appreciation (depreciation) on written options	291,183	(32,431)

The following summarizes the average ending monthly fair value of derivatives outstanding during the fiscal period ended November 30, 2022:

Average Ending Monthly
Derivatives	Fair Value(a)
Options Purchased	$65,084(a)
Options Written	(134,066)(b)

(a)	Average based on the 10 months during the period that had activity.

(b)	Average based on the 11 months during the period that had activity.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of November 30, 2022:

Gross Amounts Not Offset
in Statements of Assets and
Liabilities
Net Amounts
		Gross Amounts	of Liabilities
		Offset in	Presented in
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets and	Assets and	Financial	Collateral	Net
	Liabilities	liabilities	Liabilities	Instruments	Pledged	Amount
Written Options	$317,758	$—	$317,758	$(317,758)	$—	$—

Connors Hedged Equity Fund
Notes to the Financial Statements (continued)
November 30, 2022

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Connors Hedged Equity Fund
Notes to the Financial Statements (continued)
November 30, 2022

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

Option contracts are generally traded on an exchange and are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Expiring options may be priced at intrinsic value.

For options where market quotations are not readily available, fair value shall be determined by the Adviser. Generally, if market quotations are not readily available and the bid price or ask price is not available and, therefore, an option cannot be valued at the composite price, options may be valued at their last quoted sales price.

If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined by the Adviser, in conformity with policies adopted by the Board. These securities will generally be categorized as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5, the Adviser as Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded

Connors Hedged Equity Fund
Notes to the Financial Statements (continued)
November 30, 2022

security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2022:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$14,717,539	$—	$—	$14,717,539
Put Options Purchased	—	5,320	—	5,320
Money Market Funds	460,963	—	—	460,963
Total	$15,178,502	$5,320	$—	$15,183,822

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Written Call Options	$—	$(316,516)	$—	$(316,516)
Written Put Options	—	(1,243)	—	(1,243)
Total	$—	$(317,759)	$—	$(317,759)

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund. For the fiscal period ended November 30, 2022, the Adviser earned a fee of $68,449 from the Fund before the waivers described below. At November 30, 2022, the Adviser owed the Fund $18,509.

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until March 31, 2024, so that total annual fund operating expenses (excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses

Connors Hedged Equity Fund
Notes to the Financial Statements (continued)
November 30, 2022

on securities sold short, Acquired Fund Fees and Expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.15% of the Fund’s average daily net assets. This contractual arrangement may only be terminated by the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. For the fiscal period ended November 30, 2022, the Adviser waived fees or reimbursed expenses totaling $248,401. As of November 30, 2022, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

Recoverable Through
November 30, 2025	$248,401

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Pursuant to a Compliance Consulting Agreement with Beacon Compliance Consulting, Inc. (“Beacon”), Beacon provides the Chief Compliance Officer and compliance services to the Trust.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Trust pays each Trustee of the Trust who is not an interested person an annual retainer of $3,500 for the first fiscal year, and $5,000 for each fiscal year thereafter. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust. No other compensation or retirement benefits are received by any Trustee or officer from the Fund.

Connors Hedged Equity Fund
Notes to the Financial Statements (continued)
November 30, 2022

NOTE 5. ORGANIZATIONAL AND OFFERING COSTS

The Adviser advanced some of the Fund’s organization and initial offering costs and was subsequently reimbursed by the Fund. Costs of $83,995 incurred in connection with the offering and initial registration of the Fund have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations. As of November 30, 2022, the amount of the offering costs remaining to amortize is $15,887.

NOTE 6. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended November 30, 2022, purchases and sales of investment securities, other than short-term investments, were $17,610,673 and $2,897,778, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal period ended November 30, 2022.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2022, Marlin Miller Jr. owned 34.57% of the Fund’s outstanding shares. As a result, Marlin Miller Jr. may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2022, the net unrealized appreciation (depreciation) and tax cost of investments, including written options, for tax purposes was as follows:

Gross unrealized appreciation	$1,019,945
Gross unrealized depreciation	(629,455)
Net unrealized appreciation on investments	390,490
Tax cost of investments	$14,475,574

At November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$71,608
Accumulated capital and other losses also	(107,195)
Unrealized appreciation on investments	390,490
Total accumulated earnings	$354,903

As of November 30, 2022, the Fund had short-term capital loss carryforwards of $107,196. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Connors Hedged Equity Fund
Notes to the Financial Statements (continued)
November 30, 2022

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund was required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose us of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is currently complying with Rule 18f-4.

NOTE 11. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

On January 3, 2023, the Fund paid an income distribution of $0.0494 per share to shareholders of record on December 29, 2022.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Connors Funds
and the Shareholders of Connors Hedged Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Connors Hedged Equity Fund , a series of shares of beneficial interest in Connors Funds (the “Fund”), including the schedule of investments, as of November 30, 2022, and the related statements of operations and changes in net assets and the financial highlights for the period January 19, 2022 (Commencement of operations) through November 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations, changes in net assets, and financial highlights for the period January 19, 2022 through November 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Connors Funds since 2021.

Philadelphia, Pennsylvania
January 27, 2023

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 (commencement of operations) through November 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	June 1,	November	During	Expense
	2022	30, 2022	Period(a)	Ratio
Actual	$1,000.00	$1,027.10	$5.84	1.15%
Hypothetical(b)	$1,000.00	$1,019.30	$5.82	1.15%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2022 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Peter J. Connors.

Officers are re-elected annually by the Board. The address of each Trustee and officer is 1210 Broadcasting Road, Suite 200, Wyomissing, PA 19610.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Bradford H. Barrett Birth Year: 1949 TRUSTEE Began Serving: January 2022	Principal Occupation(s): President, Barrett Commercial (Commercial Real Estate Developer) (2010 – Present).
Joni S. Naugle Birth Year: 1959 TRUSTEE Began Serving: January 2022	Principal Occupation(s): President, Naugle Associates, LLC (Professional Services Company) (2014 – Present).
John R. Morahan Birth Year: 1954 TRUSTEE Began Serving: January 2022	Principal Occupation(s): Retired (2020 – Present). Previous Position(s): President, St. Joseph Regional Health Network – Penn State Health (2015 – 2020).

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Peter J. Connors* Birth Year: 1965 TRUSTEE AND CHAIRMAN Began Serving: January 2022	Principal Occupation(s): President, Connors Investor Services, Inc. (2001 – present).

*	Peter J. Connors an “interested person” of the Trust because he is the President of the Adviser.

Trustees and Officers (Unaudited) (continued)

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Debora M. Covell Birth Year: 1963 TREASURER AND PRINCIPAL FINANCIAL OFFICER Began Serving: January 2022	Principal Occupation(s): Chief Compliance Officer, Connors Investor Services, Inc. (2017 – Present); Manager, Cemsol, LLC (Consulting Firm) (2017 – Present).
Robert J. Cagliola Birth Year: 1967 SECRETARY Began Serving: January 2022	Principal Occupation(s): Vice President, Portfolio Manager, Connors Investor Services, Inc. (1999 – Present).
Kyle Bubeck Birth Year: 1955 CHIEF COMPLIANCE OFFICER Began Serving: January 2022	Principal Occupation(s): President, Beacon Compliance Consulting (2010 – Present).

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (833) 601-2676 to request a copy of the SAI or to make shareholder inquiries.

FACTS	WHAT DOES CONNORS HEDGED EQUITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    account balances and account transactions

■    transaction or loss history and purchase history

■    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (833) 601-2676

Who we are
Who is providing this notice?	Connors Hedged Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Connors Investor Services, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ The Fund does not jointly market.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (833) 601-2676 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED
Peter J. Connors, Chairperson	PUBLIC ACCOUNTING FIRM
Bradford H. Barrett	BBD, LLP
Joni S. Naugle	1835 Market street, 3rd Floor
John R. Morahan	Philadelphia, PA 19103

OFFICERS	LEGAL COUNSEL
Debora M. Covell, Treasurer (Principal Financial Officer)	Kilpatrick Townsend & Stockton LLP
Robert J. Cagliola, Secretary	1001 West Forth Street
Kyle Bubeck, Chief Compliance Officer	Winston-Salem, NC 27101

INVESTMENT ADVISER	CUSTODIAN
Connors Investor Services, Inc.	U.S. Bank, N.A.
1210 Broadcasting Road, Suite 200	425 Walnut Street
Wyomissing, PA 19610	Cincinnati, OH 45202

DISTRIBUTOR	ADMINISTRATOR, TRANSFER
Ultimus Fund Distributors, LLC	AGENT AND FUND ACCOUNTANT
225 Pictoria Drive, Suite 450	Ultimus Fund Solutions, LLC
Cincinnati, OH 45246	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

Connors-AR-22

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Connors Hedged Equity Fund	FY 2022	$10,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Connors Hedged Equity Fund	FY 2022	$0

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Connors Hedged Equity Fund	FY 2022	$3,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Connors Hedged Equity Fund	FY 2022	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2022	$13,000	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1) Code is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CONNORS FUNDS

By (Signature and Title)	/s/ Peter Connors
Peter Connors, President

Date	February 06, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Peter Connors
Peter Connors, President

Date	February 06, 2023

By (Signature and Title)	/s/ Debora M. Covell
Debora M. Covell, Treasurer

Date	February 06, 2023